UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 28, 2011 (November 3, 2011)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008
People’s Republic of China
(Address of principal executive offices)

(86) 371-8612-7222
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accounts.

On October 28, 2011, the Audit Committee of China Valves Technology, Inc. (the “Company”) dismissed Frazer LLP (“Frazer”) as its independent registered public accounting firm. Frazer’s service will terminate at the completion of its audit and issuance of its related report on the Company’s consolidated financial statements to be filed on Form 10-K for the Company’s fiscal year ended September 30, 2011. The dismissal did not result from any dissatisfaction with the quality of professional services rendered by Frazer.

Frazer’s reports on our financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the two fiscal years ended December 31, 2010 and December 31, 2009, and the subsequent interim period through October 28 2011, the Company did not have any disagreements with Frazer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Frazer’s satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years and through the interim period through October 28, 2011.

On October 28, 2011, the Company’s Audit Committee engaged BDO China Shu Lun Pan CPAS LLP (“BDO China”) as its new independent registered public accounting firm. Neither the Company, nor anyone on its behalf, consulted BDO China during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of BDO China regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

We furnished Frazer with a copy of this disclosure on October 31, 2011, providing Frazer with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Frazer, dated November 3, 2011 is filed as Exhibit 16 to this report.

A copy of the Company’s press release dated November 3, 2011 announcing the engagement of BDO China is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
16	Letter from Frazer regarding change in certifying accountant.
99.1	Press release dated November 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: November 3, 2011

/s/ Jianbao Wang
Jianbao Wang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16	Letter from Frazer regarding change in certifying accountant.
99.1	Press release dated November 3, 2011.